                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    DECEMBER 8, 1995
                                                          ----------------



                           CORTEX PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)




                 DELAWARE                0-17951         33-0303583
          ----------------------------------------------------------------
          (State or other jurisdiction  (Commission      (IRS Employer
              of incorporation)         File Number)     Identification No)




              15241 BARRANCA PARKWAY, IRVINE, CALIFORNIA      92718
         ---------------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)




       Registrant's telephone number, including area code   (714) 727-3157
                                                            --------------



                                  NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                  Page 1 of 35
                                                         Exhibit Index on Page 4

ITEM 5.   OTHER EVENTS

ISSUANCE OF SERIES C PREFERRED STOCK

On December 8, 1995, Cortex Pharmaceuticals, Inc. (the "Company") issued 160 shares of newly created Series C Preferred Stock, at a price of $25,000 per share, for an aggregate of $4,000,000. The shares were sold to 12 offshore investors pursuant to Regulation S. The Series C Preferred Stock is convertible, commencing January 20, 1996 into Common Stock at an effective conversion price of the lower of (i) $2.825 per share of Common Stock or (ii) 85% of the fair market value of the Common Stock on the date of conversion based on the average bid price during the five trading days prior to the date of conversion. Based on the $2.825 conversion price, all of the Series C Preferred Stock is convertible into an aggregate of 1,415,929 shares of Common Stock. At any time the fair market value of the Common Stock is less than $3.32 per share, the effective conversion price will be less than $2.825 and the Series C Preferred Stock will be convertible into a larger number of shares of Common Stock.

In connection with the placement the Company paid to Swartz Investments, Inc. commissions of $360,000 and a non-accountable expense allowance of $40,000. In addition, the Company issued to Swartz Investments, Inc. a five year warrant to purchase 106,195 shares of the Company's Common Stock at an exercise price of $2.82. The Common Stock issuable on exercise of the warrant and on conversion of the Series C Preferred Stock (if not otherwise freely tradeable) is subject to a Registration Rights Agreement.

ITEM 7.  EXHIBITS

     Exhibits:

     3.1 Restated Certificate of Incorporation dated April 11, 1989, as amended on June 27, 1989, April 29, 1991, May 1, 1991, May 22, 1991, November
          12, 1992, January 11, 1995 and December 8, 1995

     4.1  Form of Subscription Agreement entered into with each investor.

     4.2  Form of Registration Rights Agreement dated December 8, 1995.

     4.3  Warrant to Purchase 106,195 shares issued to Swartz Investments, Inc.

     20.1 Press Release dated December 12, 1995

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CORTEX PHARMACEUTICALS, INC.



Date:  December 21, 1995           By:  /s/ D. SCOTT HAGEN
                                        ------------------
                                        D. Scott Hagen
                                        Acting President and Chief Operating
                                        Officer

                                  EXHIBIT INDEX

                                                            SEQUENTIAL
                   EXHIBITS       DESCRIPTION               PAGE NO.
                   --------       -----------               ----------

                   3.1       Restated Certificate
                             of Incorporation
                             dated April 11, 1989,
                             as amended on June 27,
                             1989, April 29, 1991,
                             May 1, 1991, May 22,
                             1991, November 12,
                             1992, January 11, 1995
                             and December 8, 1995

                   4.1       Form of Subscription
                             Agreement entered into with
                             each investor.

                   4.2 Form of Registration Rights Agreement dated December 8, 1995.

                   4.3       Warrant to Purchase 106,195
                             shares issued to Swartz Investments,
                             Inc.

                   20.1      Press Release dated December 12, 1995